UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2004

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	0-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On October 19, 2004, Fannie Mae (formally, the Federal National Mortgage Association) announced that its board of directors has approved dividends on the company's common stock and preferred stock. The announcement, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

Item 8.01. Other Events.

The Securities and Exchange Commission (SEC) has informed Fannie Mae that it has initiated a formal order of investigation. Fannie Mae had previously announced that the SEC was conducting an informal inquiry. Fannie Mae will continue to fully cooperate with the SEC’s ongoing investigation.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

The information in item 7.01, including the exhibit submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

October 19, 2004	By:	Ann M. Kappler

Name: Ann M. Kappler
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	October 19, 2004 news release regarding common and preferred stock dividends.